                                                                    EXHIBIT 10.3

================================================================================

                           XL CAPITAL ASSURANCE INC.,
                                   as Insurer

               AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2007-A-X,
                                    as Issuer

                      AMERICREDIT FINANCIAL SERVICES, INC.
                   Individually, as Custodian and as Servicer

                                AFS SENSUB CORP.,
                                    as Seller

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
              as Trustee, as Trust Collateral Agent, as Collateral
                          Agent and as Backup Servicer,

                               INSURANCE AGREEMENT

                                 $1,200,000,000
                AmeriCredit Automobile Receivables Trust 2007-A-X
                       Automobile Receivables Backed Notes
                          $217,000,000 Class A-1 Notes
                          $348,000,000 Class A-2 Notes
                          $248,000,000 Class A-3 Notes
                          $387,000,000 Class A-4 Notes

                           Dated as of January 9, 2007

================================================================================

                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01.   Representation and Warranties of AmeriCredit, the Servicer,
                the Seller and the Custodian................................    6
Section 2.02.   Affirmative Covenants of the Servicer, AmeriCredit, the
                Seller and the Custodian....................................   10
Section 2.03.   Negative Covenants of AmeriCredit, the Servicer, the Seller
                and the Custodian...........................................   17
Section 2.04.   Representations and Warranties of the Issuer................   20
Section 2.05.   Affirmative Covenants of the Issuer.........................   23
Section 2.06.   Negative Covenants of the Issuer............................   25
Section 2.07.   Representations, Warranties and Covenants of the Trustee,
                the Trust Collateral Agent, the Collateral Agent and the
                Backup Servicer.............................................   26

                                     ARTICLE III

                             THE POLICIES; REIMBURSEMENT

Section 3.01.   Issuance of the Policies....................................   29
Section 3.02.   Payment of Fees and Premium.................................   32
Section 3.03.   Reimbursement and Additional Payment Obligation.............   32
Section 3.04.   Indemnification; Limitation of Liability....................   34
Section 3.05.   Payment Procedure...........................................   37

                                     ARTICLE IV

                                 FURTHER AGREEMENTS

Section 4.01.   Effective Date; Term of the Insurance Agreement.............   37
Section 4.02.   Further Assurances and Corrective Instruments...............   37
Section 4.03.   Obligations Absolute........................................   38
Section 4.04.   Assignments; Reinsurance; Third-party Rights................   40
Section 4.05.   Liability of the Insurer....................................   41
Section 4.06.   Parties Will Not Institute Insolvency Proceedings...........   41
Section 4.07.   Trustee, Custodian, Trust Collateral Agent, Collateral
                Agent, Backup Servicer, Seller, Issuer and Servicer To Join
                in Enforcement Action.......................................   41
Section 4.08.   Replacement Swap Agreement..................................   41
Section 4.09.   Subrogation.................................................   41
Section 4.10.   Insurer's Rights Regarding Actions, Proceedings or
                Investigations..............................................   42

                                    ARTICLE V

                               DEFAULTS; REMEDIES

Section 5.01.   Defaults....................................................   43
Section 5.02.   Remedies; No Remedy Exclusive...............................   45
Section 5.03.   Waivers.....................................................   46

                                     ARTICLE VI

                                    MISCELLANEOUS

Section 6.01.   Amendments, Etc.............................................   46
Section 6.02.   Notices.....................................................   47
Section 6.03.   Severability................................................   48
Section 6.04.   Governing Law...............................................   48
Section 6.05.   Consent to Jurisdiction.....................................   48
Section 6.06.   Consent of the Insurer......................................   49
Section 6.08.   Headings....................................................   49
Section 6.09.   Trial by Jury Waived........................................   49
Section 6.10.   Limited Liability...........................................   49
Section 6.11.   Entire Agreement............................................   50
Section 6.12.   No Partnership..............................................   50

                               INSURANCE AGREEMENT

     INSURANCE AGREEMENT (this "Insurance Agreement"), dated as of January 9, 2007 by and among AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2007-A-X, as Issuer (the "Issuer"), AFS SENSUB CORP., as Seller (the "Seller"), AMERICREDIT FINANCIAL SERVICES, INC., individually ("AmeriCredit") and in its capacity as Servicer under the Sale and Servicing Agreement described below (together with its permitted successors and assigns, the "Servicer") and as Custodian (the "Custodian"), XL CAPITAL ASSURANCE INC. (the "Insurer"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), as Trust Collateral Agent (the "Trust Collateral Agent" ), as Collateral Agent (the "Collateral Agent") and as Backup Servicer (the "Backup Servicer").

     WHEREAS, the Indenture dated as of January 9, 2007 relating to AmeriCredit Automobile Receivables Trust 2007-A-X Automobile Receivables Asset Backed Notes, $217,000,000 Class A-1 Notes, $348,000,000 Class A-2 Notes, $248,000,000 Class
A-3 Notes and $387,000,000 Class A-4 Notes (the "Obligations"), between the Issuer, the Trustee and the Trust Collateral Agent (the "Indenture") provides for, among other things, the issuance of asset backed notes representing debt obligations secured by the collateral pledged thereunder and the Insurer has agreed to issue a financial guarantee insurance policy (the "Note Policy") that guarantees certain payments on the Obligations (as defined in the Note Policy) and a financial guarantee insurance policy with respect to certain payments under the Swap Agreement (the "Swap Policy" and together with the Note Policy, the "Policies") under which the Note Insurer has agreed to insure certain amounts which may be due from the Issuer to the Swap Provider under the Swap Agreement; and

     WHEREAS, the Insurer shall be paid an insurance premium pursuant to the Sale and Servicing Agreement and the details of such premium are set forth herein; and

     WHEREAS, AmeriCredit, the Servicer, the Custodian, the Seller and the Issuer have undertaken certain obligations in consideration of the Insurer's issuance of the Policies;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     The terms defined in this Article I shall have the meanings provided herein for all purposes of this Insurance Agreement, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Unless the context clearly requires otherwise, all capitalized terms used herein and not otherwise defined in this Article I shall have the meanings assigned to them in the Sale and Servicing Agreement or the Indenture, as applicable. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Insurance Agreement" shall mean this Insurance Agreement as a whole and as the same may, from time to time hereafter, be amended, supplemented or modified. The words "herein,"

"hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Insurance Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

     "Business Day" means any day other than (a) a Saturday or a Sunday (b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York, New York, Fort Worth, Texas, Minneapolis, Minnesota or in the city in which the corporate trust office of the Trustee under the Indenture is located are authorized or obligated by law or executive order to close.

     "Code" means the Internal Revenue Code of 1986, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Collateral Agent" means Wells Fargo Bank, National Association, a national banking association, as collateral agent under the Spread Account Agreement, and any successor to the collateral agent under the Spread Account Agreement.

     "Commission" means the Securities and Exchange Commission.

     "Corporate Liquidity Pool" means the sum of (i) cash and cash equivalents held by AmeriCredit Corp. plus (ii) 75% of the aggregate outstanding balance of all receivables owned by AmeriCredit Corp. or AmeriCredit that are not subject to any lien or security interest; provided, that "Corporate Liquidity Pool" shall not include any restricted cash balances.

     "Date of Issuance" means the date on which the Policies are issued as specified therein.

     "Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Insurance Agreement Event of Default.

     "Financial Statements" means, with respect to AmeriCredit Corp., the consolidated balance sheets and the statements of income, retained earnings and cash flows and the notes thereto which have been provided to the Insurer.

     "Indemnification Agreement" means the Indemnification Agreement dated January 10, 2007 among the Insurer, AmeriCredit and Wachovia Capital Markets, LLC, as Representative of the Underwriters.

     "Indenture" means the Indenture dated as of January 9, 2007 between the Issuer, the Trust Collateral Agent and the Trustee as the same may be amended or supplemented from time to time in accordance with the terms thereof.

     "Insolvency Law" means any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors.

     "Insurance Agreement Event of Default" means any event of default specified in Section 5.01 hereof.

     "Insurer Default" has the meaning set forth in the Sale and Servicing Agreement.

     "Investment Company Act" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended.

     "Issuer Secured Parties" has the meaning set forth in the Indenture.

     "Late Payment Rate" means the lesser of (a) the greater of (i) the Prime Rate plus 2% from time to time (any change in such rate of interest to be effective on the date such change is published) and (ii) the then applicable highest rate of interest on the Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of a 360 day year for the actual number of days elapsed for such period. The Late Payment Rate shall be calculated by the Insurer and evidenced by a certificate of the Insurer delivered to the Trustee.

     "Liabilities" shall have the meaning ascribed to such term in Section 3.04(a) hereof.

     "Lien" means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise: (a) any mortgage, lien, pledge, hypothecation, assignment, deposit arrangement, preference priority or other security agreement of preferential arrangement, attachment, charge, lease, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind; or
(b) any arrangement, express or implied, under which such property or assets are transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for the payment of debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

     "Losses" means (a) any actual out-of-pocket loss paid by the Insurer or its respective parents, subsidiaries and affiliates or any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Securities Act) of any of the foregoing and (b) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

     "Material Adverse Change" means, in respect of any Person, a material adverse change in (a) the business, financial condition, results of operations or properties of such Person or (b) the ability of such Person to perform its obligations under any of the Transaction Documents.

     "Moody's" means Moody's Investors Service, a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

     "Obligor" means the original obligor under each Receivable, including any guarantor of such obligor and their respective successors.

     "Offering Document" means the Prospectus dated April 28, 2006 and the Prospectus Supplement thereto dated January 10, 2007 of the Issuer in respect of the Obligations (and any amendment or supplement thereto) and any other offering document in respect of the Obligations prepared by AmeriCredit, the Servicer, the Seller or the Issuer that makes reference to the Policies.

     "Opinion Facts and Assumptions" means the facts and assumptions contained in the insolvency opinion dated January 18, 2007 by Dewey Ballantine LLP and the officer's certificates attached as exhibits thereto insofar as they relate to the Seller, the Issuer and AmeriCredit.

     "Owner Trustee" means Wilmington Trust Company, a Delaware banking corporation, as Owner Trustee under the Trust Agreement, and any successor Owner Trustee under the Trust Agreement.

     "Person" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, limited liability company, partnership or other organization or entity (whether governmental or private).

     "Premium" means the premium payable in accordance with Section 3.02 hereof.

     "Premium Letter" means the Premium Letter Agreement among the Insurer, AmeriCredit, the Issuer, the Trustee and the Trust Collateral Agent dated January 9, 2007.

     "Prime Rate" means the fluctuating rate of interest as published from time to time in the New York, New York edition of The Wall Street Journal, under the caption "Money Rates" as the "prime rate". The Prime Rate shall change when and as such published prime rate changes.

     "Purchase Agreement" means the Purchase Agreement dated as of January 9, 2007, between the Seller and AmeriCredit, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

     "Replacement Swap Agreement" means any replacement Swap Agreement entered into at the direction of the Insurer pursuant to Section 4.08 of this Agreement.

     "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of January 9, 2007 between the Issuer, the Seller, the Servicer, the Backup Servicer and the Trust Collateral Agent as the same may be amended or supplemented from time to time in accordance with the terms thereof.

     "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Security Documents" means the Indenture, the Trust Agreement, the Sale and Servicing Agreement, the Purchase Agreement and any ancillary documents executed or filed to evidence or perfect the security interest of the Trust Collateral Agent for the benefit of the Issuer Secured Parties.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

     "Tangible Net Worth" means, with respect to any Person, the net worth of such Person calculated in accordance with GAAP, after subtracting therefrom the aggregate amount of such Person's intangible assets, including, without limitation, goodwill, franchises, licenses, patents, trademarks, copyrights and service marks.

     "Term of the Insurance Agreement" shall be determined as provided in
Section 4.01 hereof.

     "Transaction" means the transactions contemplated by the Transaction Documents, including the transactions described in the Transaction Documents.

     "Transaction Documents" means this Insurance Agreement, the Indemnification Agreement, the Indenture, the Trust Agreement, the Sale and Servicing Agreement, the Purchase Agreement, the Underwriting Agreement, the Custodian Agreement, the Lockbox Agreement, the Swap Agreement, the Premium Letter, the Spread Account Agreement and the Obligations (as defined in the Note Policy).

     "Trust Agreement" means the Amended and Restated Trust Agreement dated as of January 9, 2007 between the Seller and the Owner Trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

     "Trust Collateral Agent" means Wells Fargo Bank, National Association, a national banking association, as trust collateral agent under the Indenture, and any successor to the Trust Collateral Agent under the Indenture.

     "Trustee" means Wells Fargo Bank, National Association, a national banking association, as Trustee under the Indenture, and any successor Trustee under the Indenture.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Underwriters" means Barclays Capital Inc., Wachovia Capital Markets, LLC, JP Morgan Securities Inc., Lehman Brothers, Inc. and UBS Securities LLC.

     "Underwriting Agreement" means the Underwriting Agreement between Wachovia Capital Markets, LLC, as Representative of the several Underwriters, AmeriCredit and the Seller with respect to the offer and sale of the Obligations, as the same may be amended from time to time.

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 2.01. REPRESENTATION AND WARRANTIES OF AMERICREDIT, THE SERVICER, THE SELLER AND THE CUSTODIAN. AmeriCredit, the Servicer, the Seller and the Custodian represent, warrant and covenant as of the Date of Issuance, each as to those matters relating to itself, as follows:

          (a) DUE ORGANIZATION AND QUALIFICATION. AmeriCredit, the Servicer, the Seller and the Custodian is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of AmeriCredit, the Servicer, the Seller and the Custodian is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

          (b) POWER AND AUTHORITY. Each of the Servicer, the Seller and the Custodian has all necessary power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction.

          (c) DUE AUTHORIZATION. The execution, delivery and performance of the Transaction Documents by AmeriCredit, the Servicer, the Seller and the Custodian have been duly authorized by all necessary action and do not require any additional approvals or consents of, or other action by or any notice to or filing with, any Person, including, without limitation, any governmental entity or the Servicer's, AmeriCredit's, the Seller's or the Custodian's stockholders, which have not previously been obtained or given by the Servicer, AmeriCredit, the Seller or the Custodian.

          (d) NONCONTRAVENTION. None of the execution and delivery of the Transaction Documents by AmeriCredit, the Servicer, the Seller or the Custodian, the consummation of the transactions contemplated thereby or by the Offering Document or the satisfaction of the terms and conditions of the Transaction Documents:

               (i) conflicts with or results in any breach or violation of any provision of the organizational documents of the Servicer, AmeriCredit, the Seller or the Custodian or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Servicer, AmeriCredit, the Seller or the Custodian or any of their material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Servicer, AmeriCredit, the Seller or the Custodian;

               (ii) constitutes a default (or an event which, with the giving of notice or the passage of time, or both, would constitute a default) by the Servicer, AmeriCredit, the Seller or the Custodian under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Servicer, AmeriCredit, the Seller or the Custodian is a party or by which any of its or their respective properties, which are individually or in the aggregate material to the Servicer, AmeriCredit, the Seller or the Custodian, is or may be bound or affected; or

               (iii) results in or requires the creation of any lien upon or in respect of any assets of the Servicer, AmeriCredit, the Seller or the Custodian, except as contemplated by the Transaction Documents.

          (e) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Servicer, AmeriCredit, the Seller, the Custodian or any of its or their subsidiaries, or any properties or rights of the Servicer, AmeriCredit, the Seller, the Custodian or any of its or their subsidiaries, pending or, to the Servicer's, AmeriCredit's, the Seller's or the Custodian's knowledge after reasonable inquiry, threatened, which in any case could reasonably be expected to result in a Material Adverse Change with respect to AmeriCredit, the Servicer, the Seller or Custodian.

          (f) NO DEFAULTS. Each of the Servicer, AmeriCredit, the Seller and the Custodian is not in default under or with respect to any of its respective contractual obligations in any respect which could have a material adverse effect on the rights, interests or remedies of the Insurer hereunder or under the other Transaction Documents or on its ability to perform its obligations hereunder or under the other Transaction Documents to which it is a party. No Default has occurred and is continuing.

          (g) VALID AND BINDING OBLIGATIONS. The Obligations, when executed, authenticated and issued in accordance with the Indenture, and the Transaction Documents (other than the Obligations), when executed and delivered by the Servicer, the Seller AmeriCredit, and the Custodian, will constitute the legal, valid and binding obligations of the Servicer, AmeriCredit, the Seller, the Custodian and the Trust, as applicable, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. None of the Servicer, AmeriCredit, the Seller or the Custodian will at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Servicer, AmeriCredit, the Seller, the Custodian or the Trust, as applicable.

          (h) NO CONSENTS. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other nongovernmental person, is required in connection with the execution, delivery and performance by each of the Servicer, AmeriCredit, the Seller and the Custodian of any of the Transaction Documents to which it is a party, except (in each case) such as have been obtained and are in full force and effect or the failure of which to be obtained could not reasonably be expected to result in a Material Adverse Change with respect to the Servicer, AmeriCredit, the Seller, the Custodian, or the Transaction.

          (i) FINANCIAL STATEMENTS. The Financial Statements of AmeriCredit Corp., copies of which have been furnished to the Insurer by AmeriCredit,
     (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of AmeriCredit Corp., as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no Material Adverse Change in respect of AmeriCredit Corp., the Custodian, AmeriCredit, the Seller or the Servicer. Except as disclosed in the Financial Statements, AmeriCredit Corp., the Custodian, AmeriCredit, the Seller and the Servicer are not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of AmeriCredit Corp., the Custodian, AmeriCredit, the Seller and the Servicer.

          (j) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed, or proposed to be employed, by the Servicer, AmeriCredit, the Seller or the Custodian in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to any of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Servicer, AmeriCredit, the Seller or the Custodian. The Servicer, AmeriCredit, the Seller and the Custodian are not in breach of or in default under any applicable law or administrative regulation of its respective jurisdiction of organization, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Servicer, AmeriCredit, the Seller or the Custodian is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Servicer, AmeriCredit, the Seller or the Custodian, as the case may be, to perform its respective obligations under the Transaction Documents.

          (k) TAXES. The Servicer, AmeriCredit, the Seller and the Custodian and the Servicer's, AmeriCredit's, the Seller's and the Custodian's parent company or companies have filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by them that are not being contested in good faith, to the extent that such taxes have become due.

          (l) ACCURACY OF INFORMATION. None of the Transaction Documents, the Offering Document or any documents, agreements, instruments, schedules, certificates, statements, cash flow schedules, number runs or other writings or data relating to the Receivables, the operations of the Servicer, AmeriCredit, the Seller or the Custodian (including servicing or origination of loans) or the financial condition of the Servicer,

     AmeriCredit, the Seller or the Custodian (collectively, the "Documents"), as amended, supplemented or superseded, furnished to the Insurer by the Servicer, AmeriCredit, the Seller or the Custodian contains any statement of a material fact by the Servicer, AmeriCredit, the Seller or the Custodian which was untrue or misleading in any material adverse respect when made. None of the Servicer, AmeriCredit, the Seller or the Custodian has any knowledge of circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Servicer, AmeriCredit, the Seller or the Custodian. Since the furnishing of the Documents, there has been no change or any development or event involving a prospective change known to the Servicer, AmeriCredit, the Seller or the Custodian that would render any of the Documents untrue or misleading in any material respect.

          (m) COMPLIANCE WITH SECURITIES LAWS. The offer and sale of the Obligations comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the information in the Offering Document set forth under the headings "THE POLICY" and "THE INSURER" or the consolidated financial statements of the Insurer incorporated by reference in the Offering Document. Each of the Transaction Documents conforms in all material respects to the representative descriptions thereof, if any, contained in the Offering Document. Neither the offer nor the sale of the Obligations has been or will be in violation of the Securities Act or any other federal or state securities laws. None of the Trust, the Trust Agreement or the Indenture is required to be registered as an "investment company" under the Investment Company Act.

          (n) TRANSACTION DOCUMENTS. Each of the representations and warranties of the Servicer, AmeriCredit, the Seller and the Custodian contained in the Transaction Documents is true and correct in all material respects, and the Servicer, AmeriCredit, the Seller and the Custodian hereby make each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

          (o) SOLVENCY; FRAUDULENT CONVEYANCE. The Servicer, AmeriCredit, the Seller and the Custodian are solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, none of the Servicer, AmeriCredit, the Seller or the Custodian will be left with an unreasonably small amount of capital with which to engage in its business, nor does the Servicer, AmeriCredit, the Seller or the Custodian intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. None of the Servicer, AmeriCredit, the Seller or the Custodian contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Servicer, AmeriCredit, the Seller or the Custodian or any of their assets. The amount of consideration being received by the Issuer upon the sale of the Obligations to the Underwriter constitutes reasonably equivalent value and fair consideration for the interest in the Receivables securing the Obligations. AmeriCredit is not transferring the

     Receivables to the Seller, the Seller is not transferring the Receivables to the Issuer, the Issuer is not pledging the Receivables to the Trustee and the Issuer is not selling the Obligations to the Underwriter, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Seller's, AmeriCredit's or the Custodian's creditors.

          (p) PRINCIPAL PLACE OF BUSINESS.

               (i) The principal place of business of AmeriCredit, the Servicer and the Custodian is located in Fort Worth, Texas and AmeriCredit, the Servicer and the Custodian are each a corporation organized under the laws of the State of Delaware. "AmeriCredit Financial Services, Inc." is the correct legal name of AmeriCredit, the Servicer and the Custodian indicated on the public records of AmeriCredit's, the Servicer's and the Custodian's jurisdiction of organization which shows AmeriCredit, the Servicer and the Custodian to be organized.

               (ii) The principal place of business of the Seller is located in Las Vegas, Nevada and the Seller is a corporation organized under the laws of the State of Nevada. "AFS SenSub Corp." is the correct legal name of the Seller indicated on the public records of the Seller's jurisdiction of organization which shows the Seller to be organized.

          (q) OPINION FACTS AND ASSUMPTIONS. The Opinion Facts and Assumptions insofar as they relate to the Seller and AmeriCredit are true and correct as of the Date of Issuance.

     Section 2.02. AFFIRMATIVE COVENANTS OF THE SERVICER, AMERICREDIT, THE SELLER AND THE CUSTODIAN. The Servicer, AmeriCredit, the Seller and the Custodian hereby agree that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

          (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Servicer, AmeriCredit, the Seller and the Custodian shall not be in default under the Transaction Documents and shall comply with all material requirements of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award (including, without limitation, any fiscal and accounting rule or regulation and any foreign or domestic law, rule or regulation) applicable to it. None of the Servicer, AmeriCredit, the Seller or the Custodian shall agree to any amendment to or modification of the terms of any Transaction Documents unless the Insurer shall have given its prior written consent. In addition, each of the Servicer, AmeriCredit, the Seller and the Custodian shall provide the Insurer with written notice promptly upon becoming aware of any breach by it of any provision of any Transaction Document; and to the extent any action is to be taken by the Servicer, AmeriCredit, the Seller or the Custodian under any Transaction Document to which it is a party at the direction of the Insurer, the Servicer, AmeriCredit, the Seller or the Custodian shall promptly take such action in accordance with such direction.

          (b) CORPORATE EXISTENCE. The Servicer, its successors and assigns, AmeriCredit, its successors and assigns, the Seller, its successors and assigns and the Custodian, its successors and assigns shall maintain their corporate or statutory trust existence and shall at all times continue to be duly organized under the laws of their respective jurisdictions of organization and duly qualified and duly authorized (as described in section 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate or articles of incorporation, bylaws and organizational documents.

          (c) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. The Servicer, AmeriCredit, the Seller and the Custodian shall keep or cause to be kept in reasonable detail books and records of account of their assets and business, including, but not limited to, books and records relating to the Transaction. The Servicer and the Seller shall furnish or cause to be furnished to the Insurer:

               (i) Annual Financial Statements. As soon as available, and in any event within 120 days after the close of each fiscal year of AmeriCredit Corp., the audited consolidated balance sheets of AmeriCredit Corp., and its subsidiaries as of the end of such fiscal year and the related audited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the audit opinion of AmeriCredit Corp.'s independent accountants (which shall be nationally recognized independent public accounting firms) and by the certificate specified in Section 2.02(e) hereof.

               (ii) Quarterly Financial Statements. As soon as available, and in any event within 60 days after each of the first three fiscal quarters of each fiscal year of AmeriCredit Corp., the unaudited consolidated balance sheets of AmeriCredit Corp. and its subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles consistently applied and accompanied by the certificate specified in Section 2.02(e) hereof.

               (iii) Initial and Continuing Reports. On or before the Closing Date, the Servicer will provide the Insurer a copy of the magnetic tape to be delivered to the Trustee, the Trust Collateral Agent and the Backup Servicer on the Closing Date, setting forth, as to each Receivable, the information (as of the close of business on the prior day) required under the definition of "Schedule of Receivables" at
          Section 1.1 of the Sale and Servicing Agreement. Thereafter, the Servicer shall deliver to the Insurer the reports required by Section
          4.9 of the Sale and Servicing Agreement pursuant to the terms of
          Section 4.9 of the Sale and Servicing Agreement.

               (iv) Computer Diskette. Upon request of the Insurer, the Servicer will deliver to the Insurer on a quarterly basis a computer diskette containing a summary of the information provided to the Insurer pursuant to clause (iii) of this Section 2.02(c) and also containing information similar to the information provided in the Schedule of Receivables and the Supplements delivered to the Collateral Agent pursuant to the Sale and Servicing Agreement and described in Schedule A of the Sale and Servicing Agreement.

               (v) Certain Information. Upon the reasonable request of the Insurer, the Servicer and the Seller shall promptly provide copies of any requested proxy statements, financial statements, reports and registration statements which the Servicer or the Seller files with, or delivers to, the Commission or any national securities exchange.

               (vi) Other Information. Promptly upon receipt thereof, copies of all schedules, financial statements or other similar reports delivered to or by the Servicer, the Seller or the Custodian pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as the Insurer may reasonably request.

          All financial statements specified in clause (i) of this Section 2.02(c) shall be furnished in consolidated form for AmeriCredit Corp. and all its subsidiaries in the event AmeriCredit Corp. shall consolidate its financial statements with its subsidiaries.

          The Insurer agrees that it and its agents, accountants and attorneys shall keep confidential all financial statements, reports and other information delivered by the Servicer pursuant to this Section 2.02(c) to the extent provided in Section 2.02(f) hereof.

          (d) MONTHLY COMPLIANCE CERTIFICATE. The Servicer shall deliver to the Insurer, on the 25th day of each month and if such day is not a Business Day then on the next Business Day a certificate signed by an officer of
     AmeriCredit:

               (i) stating the most recent Tangible Net Worth for AmeriCredit Corp.,

               (ii) listing each of the Insurance Agreement Events of Default and indicating whether or not each Insurance Agreement Event of Default has occurred, and

               (iii) stating the three month rolling average recovery rate used in calculating the Minimum Sales Price with respect to Sold Receivables for the prior month and stating the Minimum Sales Price with respect all Sold Receivables sold during the prior month; and

               (iv) identifying (A) the aggregate principal balance of all Receivables purchased by the Servicer or by the Seller on the related Accounting Date, (B) the aggregate principal balance of all Receivables which became Liquidated Receivables during the related Collection Period or (C) the aggregate principal balance of all Receivables which were paid in full during the related Collection Period.

          (e) COMPLIANCE CERTIFICATE. AmeriCredit, the Servicer and the Seller shall deliver to the Insurer, concurrently with the delivery of the financial statements required pursuant to Section 2.02(c)(i) and (ii) hereof, one or more certificates signed by an officer of AmeriCredit, an officer of the Servicer and an officer of the applicable Seller authorized to execute such certificates on behalf of AmeriCredit, the Servicer and the Seller stating that:

               (i) a review of the Servicer's performance under the Transaction Documents during such period has been made under such officer's supervision;

               (ii) to the best of such individual's knowledge following reasonable inquiry, no Default or Insurance Agreement Event of Default has occurred or, if a Default or Insurance Agreement Event of Default has occurred, specifying the nature thereof and, if the Servicer has a right to cure pursuant to Section 9.1 of the Sale and Servicing Agreement, stating in reasonable detail (including, if applicable, any supporting calculations) the steps, if any, being taken by the Servicer to cure such Default or Insurance Agreement Event of Default or to otherwise comply with the terms of the agreement to which such Default or Insurance Agreement Event of Default relates; and

               (iii) the attached financial statements submitted in accordance with Section 2.02(c)(i) or (ii) hereof, as the case may be, are complete and correct in all material respects and present fairly the financial condition and results of operations of AmeriCredit, the Seller and the Servicer as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied.

          (f) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. On an annual basis, or upon the occurrence of a Material Adverse Change, a Default or an Insurance Agreement Event of Default AmeriCredit, the Servicer and the Seller shall, upon the request of the Insurer, permit the Insurer or its authorized agents and the Backup Servicer:

               (i) to inspect the books and records of AmeriCredit, the Servicer and the Seller as they may relate to the Obligations or the Collateral, the obligations of AmeriCredit, the Servicer, or the obligations of the Seller under the Transaction Documents, and the Transaction;

               (ii) to discuss the affairs, finances and accounts of AmeriCredit, the Servicer or the Seller with the chief operating officer and the chief financial officer of the Servicer, the Seller or of the Custodian, as the case may be; and

               (iii) to discuss the affairs, finances and accounts of AmeriCredit, the Servicer or the Seller with AmeriCredit's, the Servicer's or the Seller's independent accountants, provided that an officer of AmeriCredit, the Servicer or the Seller shall have the right to be present during such discussions.

          Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of AmeriCredit, the Servicer or the Seller. The books and records of AmeriCredit shall be maintained at the address of AmeriCredit designated herein for receipt of notices, unless AmeriCredit shall otherwise advise the parties hereto in writing. The books and records of the Seller shall be maintained at the address of the Seller designated herein for receipt of notices, unless the Seller shall otherwise advise the parties hereto in writing. The books and records of the Servicer shall be maintained at the address of the Servicer designated herein for receipt of notices, unless the Servicer shall otherwise advise the parties hereto in writing. The books and records of the Custodian shall be maintained at the address of the Custodian designated herein for receipt of notices, unless the Custodian shall otherwise advise the parties hereto in writing.

          The Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.

          (g) NOTICE OF MATERIAL EVENTS. AmeriCredit, the Servicer, the Seller and the Custodian shall be obligated (which obligation shall be satisfied as to each if performed by AmeriCredit, the Servicer, the Seller or the Custodian) promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it:

               (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation or rule making or disciplinary proceeding in any federal, state or local court or before any arbitration board, or any such proceeding threatened by any governmental body or agency, that has a reasonable likelihood of being adversely determined and (A) if so determined, could have a material adverse effect on the Servicer, the Seller, the Custodian, the Note Owners or the Insurer, (B) would be required to be disclosed to the Commission or to the AmeriCredit's, Servicer's, the Seller's or the Custodian's shareholders or (C) would result in a Material Adverse Change with respect to AmeriCredit, the Servicer, the Seller or the Custodian;

               (ii) any change in the location of the Servicer's, the Seller's or the Custodian's principal office or any change in the location of Servicer's, the Seller's or the Custodian's books and records;

               (iii) the occurrence of any Default or Insurance Agreement Event of Default or of any Material Adverse Change;

               (iv) the commencement of any proceedings by or against AmeriCredit, the Servicer, the Seller or the Custodian under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for AmeriCredit, the Servicer, the Seller or the Custodian or any of its or their assets; or

               (v) the receipt of notice (A) of any claim or order by any taxing authority that taxes are owed by AmeriCredit or any of its subsidiaries, the Servicer, the Seller or the Custodian, as applicable, or (B) that any withholding taxes are to be imposed on any Collateral or the Obligations (as payment to be received thereunder, as applicable).

               (vi) the receipt of notice that (A) AmeriCredit, the Servicer, the Seller or the Custodian is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of AmeriCredit's, Servicer's, the Seller's or the Custodian's business is to be or may be suspended or revoked, or (C) AmeriCredit, the Servicer, the Seller or the Custodian is to cease and desist any practice, procedure or policy employed by AmeriCredit, the Servicer, the Seller or the Custodian in the conduct of its business, which, in any such case, may result in a Material Adverse Change with respect to AmeriCredit, Servicer, the Seller or the Custodian or would have a material adverse effect on the Owners or the Insurer.

          (h) FINANCING STATEMENTS AND FURTHER ASSURANCES. The Servicer shall, at its own expense, promptly take, or cause to be taken, such actions as may be necessary to (or as may be requested by the Insurer and, in the reasonable judgment of the Insurer, are necessary or desirable) to (i) create and maintain the Indenture as a valid and perfected Lien covering the Collateral and (ii) fully preserve and protect the perfected first priority security interest of the Trust Collateral Agent for the benefit of the Issuer Secured Parties in, and all rights of the Trust Collateral Agent for the benefit of the Issuer Secured Parties with respect to, the Collateral, including, without limitation, the execution and filing of all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve, protect and perfect fully the Lien of the Trust Collateral Agent for the benefit of the Issuer Secured Parties with respect to the Collateral. In addition, each of the Servicer, the Seller and the Custodian agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P or Moody's after the date hereof and to provide all information reasonably requested by S&P or Moody's. In the event that a successor servicer is appointed pursuant to the Sale and Servicing Agreement, the transition costs and expenses incurred by such successor servicer shall be paid in accordance with Section 5.7(a) of the Sale and Servicing Agreement.

          (i) MAINTENANCE OF LICENSES. AmeriCredit, the Servicer, the Seller and the Custodian, respectively, or any successors thereof shall maintain or cause to be maintained all licenses, permits, charters and registrations which are material to the conduct of its business.

          (j) REDEMPTION OF OBLIGATIONS. AmeriCredit, the Servicer, the Seller and the Custodian shall instruct the Trustee, upon redemption or payment in full of the Obligations pursuant to the Indenture or otherwise, to furnish to the Insurer a notice of such redemption and, upon a redemption or payment in full of the Obligations, to surrender the Note Policy to the Insurer for cancellation.

          (k) DISCLOSURE DOCUMENT. Each Offering Document delivered with respect to the Obligations shall clearly disclose that the Note Policy is not covered by the property/casualty insurance security fund specified in
     Article 76 of the New York Insurance Law.

          (l) SERVICING OF RECEIVABLES. The Servicer shall perform such actions with respect to the Receivables as are required by or provided in the Sale and Servicing Agreement. The Servicer will provide the Insurer with written notice of any change or amendment to any Transaction Document as currently in effect.

          (m) MAINTENANCE OF SECURITY INTEREST. On or before each February 1, beginning in 2008 so long as any of the Obligations are outstanding, the Servicer shall furnish to the Insurer and the Trust Collateral Agent an officers' certificate either stating that such action has been taken with respect to the recording, filing, rerecording and refiling of any financing statements and continuation statements as is necessary to maintain the interest of the Trust Collateral Agent created by the Indenture with respect to the Collateral and reciting the details of such action or stating that no such action is necessary to maintain such interests. Such officers' certificate shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements that will be required to maintain the interest of the Trust Collateral Agent in the Collateral until the date such next officers' certificate is due. The Servicer will use its best efforts to cause any necessary recordings or filings to be made with respect to the Collateral.

          (n) CLOSING DOCUMENTS. The Servicer shall provide or cause to be provided to the Insurer a loose transcript of the Transaction Documents and the Offering Document and an executed original copy of each document executed in connection with the Transaction within 60 days after the date of closing. Upon the request of the Insurer, the Servicer shall provide or cause to be provided to the Insurer a copy of each of the Transaction Documents on computer diskette, in a format acceptable to the Insurer.

          (o) PREFERENCE PAYMENTS. With respect to any Preference Amount (as defined in the Note Policy), the Servicer shall provide to the Insurer upon the request of the Insurer:

               (i) a certified copy of the final nonappealable order of a court having competent jurisdiction ordering the recovery by a trustee in bankruptcy as voidable preference amounts included in previous distributions under Section 5.7 of the Sale and Servicing Agreement to any Owner pursuant to the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq., as amended (the "Bankruptcy Code");

               (ii) an opinion of counsel satisfactory to the Insurer, and upon which the Insurer shall be entitled to rely, stating that such order is final and is not subject to appeal;

               (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Servicer, the Trustee and any Note Owner relating to or arising under the Receivable against the debtor which made such preference payment or otherwise with respect to such preference amount; and

               (iv) appropriate instruments to effect (when executed by the affected party) the appointment of the Insurer as agent for the Trustee and any Owner in any legal proceeding relating to such preference payment being in a form satisfactory to the Insurer.

          (p) THIRD-PARTY BENEFICIARY. AmeriCredit, the Servicer, the Seller and the Custodian each agree that the Insurer shall have all rights of a third-party beneficiary in respect of the Transaction Documents and each of them hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of the Insurer.

          (q) INCORPORATION OF COVENANTS. AmeriCredit, the Servicer, the Seller and the Custodian each agree to comply with their respective covenants set forth in the Transaction Documents and hereby incorporate such covenants by reference as if each were set forth herein.

          (r) REPLACEMENT SERVICER. If servicing is transferred from the Servicer to a replacement Servicer pursuant to Article IX of the Sale and Servicing Agreement, then in the event that the fees and expenses of a replacement servicer or any transition costs relating to the transfer of servicing from the Servicer to the replacement servicer exceed the amounts payable to such Servicer under the Sale and Servicing Agreement, AmeriCredit shall promptly pay such fees, expenses or transition costs.

          (s) CREDIT REPORTING. AmeriCredit and the Servicer agree to report each Obligor's credit files to all three nationally recognized credit reporting agencies in a timely manner.

     Section 2.03. NEGATIVE COVENANTS OF AMERICREDIT, THE SERVICER, THE SELLER AND THE CUSTODIAN. AmeriCredit, the Servicer, the Seller and the Custodian hereby agree that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

          (a) IMPAIRMENT OF RIGHTS. None of AmeriCredit, the Servicer, the Seller and the Custodian shall (i) take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause (b) of the definition of Material Adverse Change with respect to AmeriCredit, the Servicer, the Seller or the Custodian, or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents; (ii) waive or alter any rights with respect to the Collateral (or any agreement or instrument relating thereto), other than as contemplated by the Transaction Documents; (iii) take any action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any rights of the Trust Collateral Agent for the benefit of the Issuer Secured Parties with respect to the Collateral; (iv) fail to pay any tax, assessment, charge or fee with respect to the Collateral, or fail to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the Trust Collateral Agent's first priority perfected security interest in the Collateral or any of AmeriCredit's, the Servicer's, the Seller's or the Custodian's, as applicable, right, title or interest in the Collateral except as expressly set forth in the Transaction Documents; or (v) permit the validity or effectiveness of the Obligations or the Transaction Documents to be impaired, or permit the Lien of the Indenture to be amended, hypothecated, subordinated, terminated or discharged. AmeriCredit, the Servicer, the Seller or the Custodian shall give the Insurer written notice of any such action or failure to act on the earlier of (A) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (B) promptly prior to the date of consummation of such action or failure to act. AmeriCredit, the Servicer, the Seller and the Custodian shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this Section (a).

          (b) ADVERSE SELECTION PROCEDURE. AmeriCredit, the Servicer, the Seller and the Custodian shall not use any adverse selection procedure in selecting Receivables to be transferred to the Trust Collateral Agent from the outstanding Receivables that qualify under the Indenture or the Sale and Servicing Agreement for inclusion in the Collateral.

          (c) WAIVER, AMENDMENTS, ETC. None of AmeriCredit, the Servicer, the Seller or the Custodian shall waive, modify or amend, or consent to any waiver, modification or amendment of, any of the terms, provisions or conditions of any of the Transaction Documents without the prior written consent of the Insurer.

          (d) BANKRUPTCY PROCEEDINGS. AmeriCredit shall not institute against, or join any other person in instituting against the Servicer or the Seller, as applicable, or any affiliate thereof, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any bankruptcy or similar law, for one year and a day after the expiration of the Term of the Insurance Agreement.

          (e) PRESERVATION OF COLLATERAL. Without the consent of the Insurer, none of AmeriCredit, the Servicer, the Seller or the Custodian shall take any action, or fail to take any action with respect to any item of Collateral, including (but not limited to) any amendment of the terms and conditions of the Collateral or any consent to any waiver of rights or to any other action under or in respect of any Collateral unless such action conforms to any requirements with respect thereto set forth in the Transaction Documents.

          (f) SECURITY INTERESTS. None of AmeriCredit, the Servicer, the Seller or the Custodian shall permit the Lien of the Trust Collateral Agent for the benefit of the Issuer Secured Parties not to constitute a valid first priority perfected security interest in the Collateral securing amounts due to the Trust Collateral Agent for the benefit of the Issuer Secured Parties as set forth in the Transaction Documents.

          (g) ENFORCEMENT. None of AmeriCredit, the Servicer, the Seller or the Custodian shall take any action, or fail to take any action, if such action or failure to take such action may interfere with the enforcement of the rights of the Insurer and the Trust Collateral Agent on behalf of the Issuer Secured Parties under the agreements or instruments related to any of the Collateral.

          (h) INSOLVENCY OF THE SELLER. The Seller shall not consent to any involuntary case or proceeding seeking liquidation, rehabilitation, reorganization, conservation or other relief with respect to its debts under any Insolvency Law, consent to any such relief or the taking possession by any such official in an involuntary case or other proceeding commenced against the Seller or answer or consent seeking liquidation, rehabilitation, reorganization, conservation or other relief under any applicable Insolvency Law.

          (i) EXEMPT FROM INVESTMENT COMPANY REGISTRATION. None of AmeriCredit, the Servicer, the Seller or the Custodian shall take any action, or permit the taking of any action, that would require any of AmeriCredit, the Servicer, the Seller, the Custodian or the Trust to register as an "investment company" under the Investment Company Act.

          (j) OFFERING DOCUMENTS. None of AmeriCredit, the Servicer, the Seller or the Custodian shall make any untrue statement of a material fact in the Offering Document or in any amendment or supplement thereto, or omit to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading as of the Date of Issuance or as of the date of such Offering Document or amendment or supplement (as applicable).

          (k) INSURER INFORMATION. None of AmeriCredit, the Servicer, the Seller or the Custodian shall include in any Offering Document or other document prepared and distributed in connection with the issuance of the Obligations (other than Insurer Information in documents required to be filed with the Commission), or any other correspondence or communications relating to the Transaction, any information concerning the Insurer or the Policies that is not supplied or consent to in writing by the Insurer expressly for inclusion therein.

          (l) RECEIVABLES; CHARGE OFF POLICY. Except as otherwise permitted in the Indenture or Sale and Servicing Agreement, the Servicer and the Seller shall not materially alter or amend any Receivable, their respective collection policies or their respective charge-off policies in a manner that materially adversely affects the Insurer unless the Insurer shall have previously given its consent, which consent shall not be withheld unreasonably.

     Section 2.04. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. As of the Date of Issuance, the Issuer represents, warrants and covenants as follows:

          (a) DUE ORGANIZATION AND QUALIFICATION. The Issuer is a statutory trust and is duly organized and validly existing under the laws of its jurisdiction of organization. The Issuer is duly qualified to do business and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document to which it is a party unenforceable in any respect or would have a material adverse effect upon the Transaction, the Note Owners or the Insurer.

          (b) POWER AND AUTHORITY. The Issuer has all necessary power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

          (c) DUE AUTHORIZATION. The execution, delivery and performance of the Transaction Documents by the Issuer have been duly authorized by all necessary action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Issuer's certificateholders, which have not previously been obtained or given by the Issuer.

          (d) NONCONTRAVENTION. Neither the execution and delivery of the Transaction Documents by the Issuer, the consummation of the Transaction contemplated thereby or by the Offering Document nor the satisfaction of the terms and conditions of the Transaction Documents:

               (i) conflicts with or results in any breach or violation of any provision of the Trust Agreement or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Issuer or any of its material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Issuer;

               (ii) constitutes a default (or an event which, with the giving of notice or the passage of time, or both, would constitute a default) by the Issuer under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Issuer is a party or by which any of its properties, which are individually or in the aggregate material to the Issuer, is or may be bound or affected; or

               (iii) results in or requires the creation of any lien upon or in respect of any assets of the Issuer except as contemplated by the Transaction Documents.

          (e) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Issuer or any properties or rights of the Issuer pending or, to the Issuer's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Issuer.

          (f) VALID AND BINDING OBLIGATIONS. The Obligations, when executed, authenticated and issued in accordance with the Indenture and the Transaction Documents (other than the Obligations), when executed and delivered by the Issuer, will constitute the legal, valid and binding obligations of the Issuer enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Issuer will not at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Issuer.

          (g) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed, or proposed to be employed, by the Issuer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to it that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Issuer. The Issuer is not in breach of or default under any applicable law or administrative regulation of its jurisdiction of organization, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Issuer is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Issuer, to perform its obligations under the Transaction Documents.

          (h) COMPLIANCE WITH SECURITIES LAWS. The offer and sale of the Obligations comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the information in the Offering Document set forth under the heading "THE POLICY" and "THE INSURER" or the consolidated financial statements of the Insurer incorporated by reference in the Offering Document. Neither the offer nor the sale of the Obligations has been or will be in violation of the Securities Act or any other federal or state securities laws.

          (i) TAXES. The Issuer has filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by them that are not being contested in good faith, to the extent that such taxes have become due, except for any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change with respect to the Issuer.

          (j) TRANSACTION DOCUMENTS. Each of the representations and warranties of the Issuer contained in the Transaction Documents is true and correct in all material respects, and the Issuer hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein; provided that the remedy for any breach of this paragraph shall be limited to the remedies specified in the related Transaction Document or in this Insurance Agreement.

          (k) SOLVENCY. The Issuer is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Issuer will not be left with an unreasonably small amount of capital with which to engage in its respective business, nor does the Issuer intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Issuer does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Issuer or any of its assets.

          (l) PRINCIPAL PLACE OF BUSINESS The principal place of business of the Issuer is located in Wilmington, Delaware and the Issuer is a statutory trust organized under the laws of the State of Delaware. "AmeriCredit Automobile Receivables Trust 2007-A-X" is the correct legal name of the Issuer indicated on the public records of the Issuer's jurisdiction of organization which shows the Issuer to be organized.

          (m) INVESTMENT COMPANY ACT. The Issuer is not an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The Issuer is not required to be registered as an "investment company" under the Investment Company Act.

          (n) NO CONSENTS. No authorization or approval or other action by, and no notice to or filing with, any Person, including, without limitation, any governmental entity or regulatory body, is required for the due execution, delivery and performance by the Issuer of the Transaction Documents or any other material document or instrument to be delivered thereunder, except (in each case) such as have been obtained or the failure of which to be obtained would not be reasonably likely to have a material adverse effect on the Transaction.

          (o) NO EVENT OF DEFAULT. There is no event of default on the part of the Issuer under any agreement involving financial obligations which would materially adversely impact the financial condition or operations of the Issuer or its obligations under any document associated with this Transaction.

          (p) OPINION FACTS AND ASSUMPTIONS. The Opinion Facts and Assumptions insofar as they relate to the Issuer are true and correct as of the Date of Issuance.

     Section 2.05. AFFIRMATIVE COVENANTS OF THE ISSUER. The Issuer hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

          (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Issuer shall not be in default under the Transaction Documents and shall comply with all material requirements of any law, rule or regulation applicable to it. The Issuer shall not agree to any material amendment to or modification of the terms of any Transaction Documents unless the Insurer shall have given its prior written consent.

          (b) MAINTAIN EXISTENCE. The Issuer and its successors and assigns shall maintain its existence and shall at all times continue to be duly organized under the laws of its jurisdiction and duly qualified and duly authorized and shall conduct its business in accordance with the terms of its organizational documents.

          (c) NOTICE OF MATERIAL EVENTS. The Issuer shall be obligated promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it and to the extent that it receives actual notice of the occurrence of any of the following events:

               (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Issuer that (A) could be required to be disclosed to the Commission or to the Issuer's owners or (B) could result in a Material Adverse Change with respect to the Issuer or the promulgation of any proceeding or any proposed or final rule which would result in a Material Adverse Change with respect to the Issuer;

               (ii) any change in the location of the Issuer's principal office, jurisdiction of organization, legal name as indicated on the public records of the Issuer's jurisdiction of organization which shows the Issuer's to be organized, or any change in the location of the Issuer's books and records;

               (iii) the occurrence of any Default or Insurance Agreement Event of Default or of any Material Adverse Change;

               (iv) the commencement of any proceedings by or against the Issuer under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Issuer or any of its assets; or

               (v) the receipt of notice that (A) the Issuer is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Issuer's business is to be, or may be suspended or revoked, or (C) the Issuer is to cease and desist any practice, procedure or policy employed by the Issuer in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Issuer.

          (d) FINANCING STATEMENTS AND FURTHER ASSURANCES. To the extent provided in the Indenture, the Issuer will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Trustee. The Issuer shall, upon the request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within 30 days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents to which it is a party. In addition, the Issuer agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof.

          (e) MAINTENANCE OF LICENSES. The Issuer, or any successors thereof, shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

          (f) THIRD-PARTY BENEFICIARY. The Issuer agrees that the Insurer shall have all rights of a third-party beneficiary in respect of each Transaction Document and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of the Insurer.

          (g) TAX MATTERS. The Issuer will take all actions necessary to ensure that the Issuer is treated as a disregarded entity for federal tax purposes, and not as an association (or publicly traded partnership), taxable as a corporation.

          (h) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. The Issuer shall keep or cause to be kept in reasonable detail books and records of account of its assets and business, including, but not limited to, books and records relating to the Transaction. The Issuer shall furnish or cause to be furnished to the Insurer promptly upon receipt thereof, copies of all schedules, financial statements or other similar reports delivered to or by the Issuer pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as the Insurer may reasonably request.

          (i) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. On an annual basis, or upon the occurrence of a Material Adverse Change, the Issuer shall, upon the request of the Insurer, at its expense, permit the Insurer or its authorized agents:

               (i) to inspect the books and records of the Issuer as they may relate to the Obligations, the obligations of the Issuer under the Transaction Documents, and the Transaction;

               (ii) to discuss the affairs, finances and accounts of the Issuer; and

               (iii) to discuss the affairs, finances and accounts of the Issuer with the Issuer's independent accountants, provided that a representative of the Seller or the Issuer shall have the right to be present during such discussions.

          Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Issuer. The books and records of the Issuer will be maintained at the address of the Issuer designated herein for receipt of notices, unless the Issuer shall otherwise advise the parties hereto in writing.

          The Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.

          (j) DISCLOSURE DOCUMENT. Each Offering Document delivered with respect to the Obligations shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

     Section 2.06. NEGATIVE COVENANTS OF THE ISSUER. The Issuer hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

          (a) IMPAIRMENT OF RIGHTS. The Issuer shall not take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause (b) of the definition of Material Adverse Change with respect to the Issuer, or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents. The Issuer shall give the Insurer written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Issuer shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this paragraph.

          (b) WAIVER, AMENDMENTS, ETC. Except in accordance with the Transaction Documents, the Issuer shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the material terms, provisions or conditions of the Transaction Documents without the consent of the Insurer. Except upon the prior written consent of the Insurer, the Issuer shall not allow the modification or amendment, nor consent to any modification or amendment of the Certificate of Trust issued pursuant to the Trust Agreement.

          (c) RESTRICTIONS ON LIENS. The Issuer shall not, except as contemplated by the Transaction Documents, (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any lien or restriction on transferability of the Receivables or any other Collateral or (ii) sign, file or authorize the filing under the Uniform Commercial Code of any jurisdiction any financing statement which names the Issuer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables or any other Collateral.

          (d) SUCCESSORS. The Issuer shall not remove or replace, or cause to be removed or replaced, the Servicer, the Trustee, the Trust Collateral Agent, the Collateral Agent or the Owner Trustee without the prior written consent of the Insurer.

          (e) SUBSIDIARIES. The Issuer shall not form, or cause to be formed, any subsidiaries.

          (f) NO MERGERS. The Issuer shall not consolidate with or merge into any Person or transfer all or any material amount of its assets to any Person, liquidate or dissolve except as permitted by the Trust Agreement and as contemplated by the Transaction Documents.

          (g) OTHER ACTIVITIES. The Issuer shall not (i) sell, pledge, transfer, exchange or otherwise dispose of any of its assets except as permitted under the Transaction Documents; or (ii) engage in any business or activity except as contemplated by the Transaction Documents and as permitted by the Trust Agreement.

          (h) TRUST AGREEMENT. The Issuer shall not amend the Trust Agreement without the prior written consent of the Insurer.

     Section 2.07. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE TRUSTEE, THE TRUST COLLATERAL AGENT, THE COLLATERAL AGENT AND THE BACKUP SERVICER. The Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer represents and warrants (it being understood that each such party makes such representations and warranties with respect to itself only) to, as of the Date of Issuance, and covenants with the other parties hereto as follows:

          (a) DUE ORGANIZATION AND QUALIFICATION. Each of the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer is a national banking association, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Note Owners or the Insurer.

          (b) DUE AUTHORIZATION. The execution, delivery and performance of the Transaction Documents by the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer have been duly authorized by all necessary corporate action and do not require any additional approvals or consents of, or other action by or any notice to or filing with, any Person, including, without limitation, any governmental entity or the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer's stockholders, which have not previously been obtained or given by the Trustee and the Backup Servicer.

          (c) NONCONTRAVENTION. To the best of its knowledge, none of the execution and delivery of the Transaction Documents by the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer, the consummation of the transactions contemplated thereby or the satisfaction of the terms and conditions of the Transaction Documents:

               (i) conflicts with or results in any breach or violation of any provision of the certificate or articles of incorporation or bylaws of the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer or any of its material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer;

               (ii) constitutes a default (or an event which, with the giving of notice or the passage of time, or both, would constitute a default) by the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer is a party or by which any of its properties, which are individually or in the aggregate material to the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer, is or may be bound or affected; or

               (iii) results in or requires the creation of any lien upon or in respect of any assets of the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer, except as contemplated by the Transaction Documents.

          (d) LEGAL PROCEEDINGS. To the best of its knowledge, there is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer or any of its subsidiaries, or any properties or rights of the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer or any of their respective subsidiaries, pending or, to the Trustee's, the Trust Collateral Agent's, the Collateral Agent's or the Backup Servicer's knowledge after reasonable inquiry, threatened, which in any case could reasonably be expected to result in a Material Adverse Change with respect to the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer.

          (e) VALID AND BINDING OBLIGATIONS AND AGREEMENTS. Transaction Documents (other than the Obligations), to which the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer are parties, when executed and delivered by the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer, will constitute the legal, valid and binding obligations of the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer, as applicable, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles.

          (f) COMPLIANCE WITH LAW, ETC. To the best of its knowledge, no practice, procedure or policy employed, or proposed to be employed, by the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Trustee, the Trust Collateral Agent, the Collateral Agent or the Backup Servicer. To the best of its knowledge, none of the Trustee, the Trust Collateral Agent, the Collateral Agent nor the Backup Servicer are in breach of or in default under any applicable law or administrative regulation of its jurisdiction of organization, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer to perform its obligations under the Transaction Documents.

          (g) TRANSACTION DOCUMENTS. Each of the representations and warranties of the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer contained in the Transaction Documents is true and correct in all material respects, and the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

          (h) COMPLIANCE AND AMENDMENTS. Each of the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer shall comply in all material respects with the terms and conditions of the Transaction Documents to which it is a party, and none of the Trustee, the Trust Collateral Agent, the Collateral Agent nor the Backup Servicer shall agree to any amendment to or modification of the terms of any of the Transaction Documents to which it is a party unless the Insurer shall otherwise give its prior written consent (which consent shall not be unreasonably withheld with respect to amendments or modifications which only affect the Trustee, the Trust Collateral Agent, the Collateral Agent and/or the Backup Servicer).

                                   ARTICLE III

                           THE POLICIES; REIMBURSEMENT

     Section 3.01. ISSUANCE OF THE POLICIES. The Insurer agrees to issue the Policies on the Closing Date subject to satisfaction of the conditions precedent set forth below:

          (a) PAYMENT OF INITIAL PREMIUM AND EXPENSES. The Insurer shall have been paid, by AmeriCredit that portion of a nonrefundable Premium payable on the Date of Issuance (if any), and AmeriCredit shall agree to reimburse or pay directly other fees and expenses identified in Section 3.02 hereof as payable.

          (b) TRANSACTION DOCUMENTS. The Insurer shall have received a fully executed copy of the Premium Letter and a copy of each of the Transaction Documents and the Offering Document, in form and substance satisfactory to the Insurer, duly authorized, executed and delivered by each party thereto.

          (c) CERTIFIED DOCUMENTS AND RESOLUTIONS. The Insurer shall have received a copy of (i) the Trust Certificate of the Issuer, (ii) the certificate or articles of incorporation and bylaws or other organizational documents of the Servicer, the Seller and the Custodian, (iii) the resolutions of the Seller's board of directors authorizing the sale of the Receivables, and (iv) the resolutions of the applicable governing body of each of AmeriCredit, the Seller, the Servicer and the Custodian in form and substance satisfactory to the Insurer, authorizing the execution, delivery and performance of AmeriCredit, the Seller, the Servicer and the Custodian of the Transaction Documents and the transactions contemplated thereby, in each case certified by the Secretary, an Assistant Secretary, a Director, as applicable (which certificate shall state that such constitutive documents and resolutions are in full force and effect without modification on the Date of Issuance and that shareholder consent to the execution, delivery and performance of such documents is not necessary).

          (d) INCUMBENCY CERTIFICATE. The Insurer shall have received a certificate of the Secretary or an Assistant Secretary of the Servicer, the Seller and the Custodian certifying the names and signatures of the officers of the Servicer, the Seller and the Custodian authorized to execute and deliver the Transaction Documents.

          (e) REPRESENTATIONS AND WARRANTIES; CERTIFICATE. The representations and warranties of the Servicer, the Seller and the Custodian set forth or incorporated by reference in this Insurance Agreement shall be true and correct as of the Date of Issuance as if made on the Date of Issuance, and the Insurer shall have received a certificate of appropriate officers of the Servicer, the Seller and the Custodian to that effect.

          (f) OPINIONS OF COUNSEL.

               (i) In-house counsel to AmeriCredit Corp. shall have issued his favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of AmeriCredit, the Servicer, the Seller and the Custodian.

               (ii) The law firm of Dewey Ballantine LLP shall have issued its favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the enforceability and validity of the Transaction Documents against AmeriCredit, the Servicer, the Seller and the Custodian.

               (iii) The law firm of Richards, Layton & Finger shall have issued its favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the statutory trust existence and authority of the Issuer and the validity and the enforceability of the Transaction Documents against the Issuer.

               (iv) In-house counsel of Wells Fargo Bank, National Association shall have issued his favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of the Trustee, the Trust Collateral Agent, the Backup Servicer and the Collateral Agent and the validity and the enforceability of the Transaction Documents against the Trustee.

               (v) The law firm of Dewey Ballantine LLP shall have furnished its opinions, in form and substance acceptable to the Insurer and its counsel, regarding the sale of the Receivables, certain matters with respect to perfection issues, and the tax treatment of payments on the Obligations under federal tax laws.

               (vi) The Insurer shall have received such other opinions of counsel, in form and substance acceptable to the Insurer and its counsel, addressing such other matters as the Insurer may reasonably request. Each opinion of counsel delivered in connection with the Transaction shall be addressed to and delivered to the Insurer.

          (g) APPROVALS, ETC. The Insurer shall have received true and correct copies of all approvals, licenses and consents, if any, including, without limitation, any required approval of the shareholders of AmeriCredit, the Servicer, the Seller and the Custodian, required in connection with the Transaction.

          (h) NO LITIGATION, ETC. No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the Transaction Documents or the consummation of the Transaction.

          (i) LEGALITY. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

          (j) ISSUANCE OF RATINGS. The Insurer shall have received confirmation that the rating on the Obligations without regard to the Note Policy will have a shadow rating from S&P and Moody's at a level required by the Insurer and, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's.

          (k) FILINGS AND RECORDINGS. The Insurer shall have received evidence satisfactory to it of the delivery of the Collateral as of the Date of Issuance to the Issuer free and clear of any Liens and in accordance with the Sale and Servicing Agreement and the Indenture, the filing and/or recording in all applicable jurisdictions (or such filing and/or recording having been provided for in a manner satisfactory to the Insurer) of all documents, including, without limitation, duly executed and delivered copies of the Security Documents, financing statements, termination statements and other appropriate instruments, in form and substance satisfactory to the Insurer, as may be necessary in the opinion of the Insurer to perfect the first priority security interest created by the Security Documents, and all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing shall have been paid.

          (l) NO DEFAULT. No Default or Insurance Agreement Event of Default shall have occurred.

          (m) ADDITIONAL ITEMS. The Insurer shall have received such other documents, instruments, approvals or opinions requested by the Insurer or its counsel as may be reasonably necessary to effect the Transaction, including, but not limited to, evidence satisfactory to the Insurer and its counsel that the conditions precedent, if any, in the Transaction Documents have been satisfied.

          (n) CONFORM TO DOCUMENTS. The Insurer and its counsel shall have determined that all documents, certificates and opinions to be delivered in connection with the Obligations conform to the terms of the Transaction Documents.

          (o) COMPLIANCE. AmeriCredit, the Seller, the Servicer, the Custodian, Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Issuer and the Owner Trustee shall each be, as of the Date of Issuance, in compliance with the terms of the Transaction Documents to which it is a party and the Insurer shall have received evidence satisfactory to it that the Policy and all interest, fees, charges and other sums collected and to be collected in connection therewith and paid to the Insurer will not be usurious under applicable law.

          (p) SATISFACTION OF CONDITIONS OF THE UNDERWRITING AGREEMENT. All conditions in the Underwriting Agreement relating to the Underwriters' obligation to purchase the Obligations shall have been satisfied.

          (q) SATISFACTION OF CONDITIONS IN THE TRANSACTION DOCUMENTS. All conditions contained in the Transaction Documents shall have been satisfied.

          (r) UNDERWRITING AGREEMENT. The Insurer shall have received copies of each of the documents, and shall be entitled to rely on each of the documents, required to be delivered to the Underwriters pursuant to the Underwriting Agreement.

          (s) RECEIPT. The Insurer shall have received a certificate or other written confirmation of the Trust Collateral Agent attesting to (i) the receipt of the Collateral required to be delivered as of the Date of Issuance and (ii) the Trust Collateral Agent's establishment of the Collection Account and the Note Distribution Account.

          (t) ESTABLISHMENT OF SPREAD ACCOUNT. The Insurer shall have received a certificate or the written confirmation of the Collateral Agent attesting to the establishment of the Spread Account.

     Section 3.02. PAYMENT OF FEES AND PREMIUM.

          (a) LEGAL AND ACCOUNTING FEES. AmeriCredit shall pay or cause to be paid, on the Date of Issuance (or as otherwise billed), legal fees and disbursements incurred by the Insurer in connection with the issuance of the Policies and any fees of the Insurer's auditors, in each case in accordance with the terms of the Premium Letter. Any fees of the Insurer's auditors payable in respect of any amendment or supplement to the Offering Document or any other Offering Document incurred after the Date of Issuance shall be paid by AmeriCredit on demand.

          (b) PREMIUM. In consideration of the issuance by the Insurer of the Policies, the Insurer shall be entitled to receive the Premium as and when due in accordance with the terms of the Premium Letter first, from the Issuer pursuant to the Sale and Servicing Agreement, and second, to the extent the amounts in subclause first are not sufficient, directly from the Servicer. The Premium shall be calculated according to the Premium Letter for the amount due on each Distribution Date. The Premium paid hereunder or under the Sale and Servicing Agreement shall be nonrefundable without regard to whether the Insurer makes any payment under the Policies or any other circumstances relating to the Obligations or provision being made for payment of the Obligations prior to maturity. The Servicer, the Issuer, the Trustee and the Trust Collateral Agent shall make all payments of Premium to be made by them by wire transfer to an account designated from time to time by the Insurer by written notice to the Servicer, the Issuer, the Trustee or the Trust Collateral Agent. Although the Premium is fully earned by the Insurer as of the Date of Issuance, the Premium shall be payable in periodic installments as provided in the Premium Letter. The Premium for each period shall be calculated on 30/360 day basis.

     Section 3.03. REIMBURSEMENT AND ADDITIONAL PAYMENT OBLIGATION.

          (a) In accordance with the priorities established in Section 5.7 of the Sale and Servicing Agreement, the Insurer shall be entitled to (i) reimbursement for any payment made by the Insurer under the Policies, which reimbursement shall be due and payable on the date that any amount is to be paid pursuant to a Payment Notice (as defined in the Policies), in an amount equal to the amount to be so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, (ii) payment or reimbursement of any other amounts owed to the Insurer hereunder together with interest thereon at a rate equal to the Late Payment Rate, (iii) reimbursement for any payments made by the Insurer with respect to the fees and expenses of a replacement servicer or with respect to any transition costs relating to the transfer of servicing from the Servicer to the replacement servicer together with interest thereon at a rate equal to the Late Payment Rate and (iv) all costs and expenses of the Insurer in connection with any action, proceeding or investigation affecting the Issuer, or the Collateral or the rights or obligations of the Insurer hereunder or under the Policies or the Transaction Documents, including (without limitation) any judgment or settlement entered into affecting the Insurer or the Insurer's interests, together with interest thereon at a rate equal to the Late Payment Rate.

          (b) Notwithstanding anything in Section 3.03(a) to the contrary, the Servicer, the Custodian and the Seller agree to reimburse the Insurer as follows: (i) from the Seller, for payments made under the Policies arising as a result of the Seller's failure to repurchase any Receivable required to be repurchased pursuant to Section 3.2 of the Sale and Servicing Agreement, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, and (ii) from AmeriCredit, for payments made under the Policies, arising as a result of (A) the Servicer's failure to deposit into the Collection Account any amount required to be so deposited pursuant to the Indenture, the Sale and Servicing Agreement or any other Transaction Document, (B) Servicer's failure to repurchase any Receivable required to be repurchased pursuant to Section 4.7 of the Sale and Servicing Agreement or (C) for payments made under the Policies arising as a result of AmeriCredit's failure to repurchase any Receivable required to be repurchased pursuant to Section 5.1 of the Purchase Agreement, in each case together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect to any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after, as well as, before judgment), at a rate of interest equal to the Late Payment Rate.

          (c) AmeriCredit, the Servicer and the Seller agree to pay to the Insurer as follows: any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) any accounts established to facilitate payments under the Policies to the extent the Insurer has not been immediately reimbursed on the date that any amount is paid by the Insurer under the Policies, (ii) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents, in its capacity as such a party, or the Transaction,
     (iii) any amendment, consent, waiver or other action with respect to, or related to, any Transaction Document, whether or not executed or completed,
     (iv) the foreclosure against, sale or other disposition of any collateral securing any obligations under any of the Transaction Documents, or pursuit of any other remedies under any of the Transaction Documents, to the extent such costs and expenses are not recovered from such foreclosure, sale or other disposition, (v) any review or approval by the Insurer in connection with the delivery of any additional or substitute collateral under any of the Transaction Documents if the consent of the Insurer is expressly required under the Transaction Documents in connection therewith, (vi) any action taken by the Insurer to cure an event of default (other than an Insurer Default) (or to mitigate the effect of an event of default) under any of the Transaction Documents, or (iv) preparation of bound volumes of the Transaction documents; costs and expenses shall include a reasonable allocation of compensation and overhead attributable to the time of employees of the Insurer spent in connection with the actions described in clause (ii) above, and the Insurer reserves the right to charge a reasonable fee as a condition to executing any waiver or consent proposed in respect of any of the Transaction Documents. Such amounts shall be payable within 60 days of the receipt by AmeriCredit, the Servicer, the Seller or the Custodian of an invoice therefore.

          (d) AmeriCredit, the Servicer, the Seller and the Custodian agree to pay to the Insurer as follows: interest on any and all amounts described in subsections (b), (c), (e) and (f) of this Section 3.03 from the date payable or paid by such party until payment thereof in full, and interest on any and all amounts described in Section 3.02 hereof from the date due until payment thereof in full, in each case payable to the Insurer at the Late Payment Rate per annum.

          (e) AmeriCredit, the Servicer, the Seller, the Custodian and the Issuer agree to pay to the Insurer as follows: any payments made by the Insurer on behalf of, or advanced to the Servicer, the Custodian, the Collateral Agent, the Trustee, the Trust Collateral Agent, the Backup Servicer, the Seller or the Issuer, respectively, including, without limitation, any amounts payable by the Servicer, the Seller or the Issuer or otherwise pursuant to the Obligations or any other Transaction Documents, including, without limitation, payments, if any, made by the Insurer with respect to retitling of the title documents relating to the Financed Vehicles pursuant to Section 4.5 of the Sale and Servicing Agreement.

          (f) Following termination of the Indenture pursuant to Section 4.1 thereof, the Servicer agrees to reimburse the Insurer for any Insured Payments required to be made pursuant to the Policies subsequent to the date of such termination.

          All such amounts are to be immediately due and payable without demand in full, except as otherwise provided herein, without any requirement on the part of the Insurer to seek reimbursement from any other sources of indemnity thereof or to allocate expenses to other transactions benefiting therefrom.

     Section 3.04. INDEMNIFICATION; LIMITATION OF LIABILITY.

          (a) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto, the other Transaction Documents or under law or in equity, AmeriCredit, the Custodian, the Seller and the Servicer and any successors thereto, jointly and severally, agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, Losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

               (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Document or in any amendment or supplement thereto or in any preliminary offering document, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Liabilities arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information set forth in the Offering Document under the caption "THE POLICY" and "THE INSURER," or in the financial statements of the Insurer, including any information in any amendment or supplement to the Offering Document furnished by the Insurer in writing expressly for use therein that amends or supplements such information (all such information being referred to herein as "Insurer Information");

               (ii) to the extent not covered by clause (i) above, any act or omission of AmeriCredit, the Seller, the Servicer or the Custodian, or the allegation thereof, in connection with the offering, issuance, sale or delivery of the Obligations or relating to the Transaction Documents;

               (iii) the misfeasance or malfeasance of, or negligence or theft committed by, any director, officer, employee or agent of AmeriCredit, the Servicer, the Custodian, the Seller or the Issuer;

               (iv) the violation by AmeriCredit, the Custodian, the Issuer, the Seller or the Servicer of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Obligations or the transactions contemplated by the Transaction Documents;

               (v) the violation by AmeriCredit, the Issuer, the Custodian, the Seller or the Servicer of any federal or state laws, rules or regulations relating to the Transaction or the origination of the Receivables, including, without limitation, any consumer protection, lending and disclosure laws and any laws with respect to the maximum amount of interest permitted to be received on account of any loan of money or with respect to the Receivables;

               (vi) the breach by AmeriCredit, the Custodian, the Seller or the Servicer of any of its obligations under this Insurance Agreement or any of the other Transaction Documents; and

               (vii) the breach by AmeriCredit, the Servicer, the Custodian or the Seller of any representation or warranty on the part of AmeriCredit, the Servicer, the Seller or the Custodian contained in the Transaction Documents or in any certificate or report furnished or delivered to the Insurer thereunder.

          This indemnity provision shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

          (b) AmeriCredit and the Seller agree to indemnify the Issuer and the Insurer for any and all Liabilities that have been incurred due to any claim, counterclaim, rescission, setoff or defense asserted by an Obligor under any Receivable subject to the Federal Trade Commission regulations provided in 16 C.F.R. Part 433.

          (c) AmeriCredit, the Servicer and the Seller agree to indemnify and hold harmless the Issuer and the Insurer for any and all Liabilities incurred due to (i) any agreement or acquiescence by the Servicer and the Seller to any reduction, rebate, rescheduling or delay of any payments due and owing by any Obligor under any Receivable based upon an agreement on the part of the Servicer and the Seller to make or rebate any future payments on such Receivable, (ii) any agreement on the part of the Servicer and the Seller to make or rebate any future payments on any Receivable or
     (iii) any settlement of any judicial proceeding or any claim, action or proceeding of any regulatory body.

          (d) Any party which proposes to assert the right to be indemnified under this Section 3.04 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against AmeriCredit, the Servicer, the Seller or the Custodian under this Section 3.04, notify AmeriCredit, the Servicer, the Seller or the Custodian of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any action, suit or proceeding shall be brought against any indemnified party and it shall notify AmeriCredit, the Servicer, the Seller or the Custodian of the commencement thereof, AmeriCredit, the Servicer, the Custodian or the Seller shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from AmeriCredit, the Servicer, the Seller or the Custodian to such indemnified party of its election so to assume the defense thereof, AmeriCredit, the Servicer, the Seller or the Custodian shall not be liable to such indemnified party for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action the defense of which is assumed by AmeriCredit, the Servicer, the Seller or the Custodian in accordance with the terms of this subsection (d), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of counsel by such party has been authorized by AmeriCredit. AmeriCredit, the Servicer, the Seller or the Custodian shall not be liable for any settlement of any action or claim effected without its consent.

          (e) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents, including each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act as amended, or Section 20 of the Securities and Exchange Act, as amended, from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever of any nature arising out of the material breach by the Trustee, the Trust Collateral Agent, the Collateral Agent and the Backup Servicer of any of their obligations under this Insurance Agreement or under the Indenture or the Sale and Servicing Agreement. This indemnity provision shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

     Section 3.05. PAYMENT PROCEDURE. In the event of any payment by the Insurer, AmeriCredit, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Seller, the Servicer and the Custodian agree to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to the Insurer. All payments to be made to the Insurer under this Insurance Agreement shall be made to the Insurer in lawful currency of the United States of America in immediately available funds to the account number provided in the Premium Letter before 1:00 p.m. (New York, New York time) on the date when due or as the Insurer shall otherwise direct by written notice to the other parties hereto. In the event that the date of any payment to the Insurer or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to the Insurer under this Insurance Agreement shall bear interest at the Late Payment Rate from the date when due to the date paid.

                                   ARTICLE IV

                               FURTHER AGREEMENTS

     Section 4.01. EFFECTIVE DATE; TERM OF THE INSURANCE AGREEMENT. This Insurance Agreement shall take effect on the Date of Issuance and shall remain in effect until the later of (a) such time as the Insurer is no longer subject to a claim under the Policies and the Policies shall have been surrendered to the Insurer for cancellation and (b) all amounts payable to the Insurer by the Servicer, the Trustee, the Collateral Agent, the Trust Collateral Agent, the Backup Servicer, the Seller or the Custodian or from any other source under the Transaction Documents and all amounts payable under the Obligations have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03, 3.04, 4.03 and 4.06 hereof shall survive any termination of this Insurance Agreement.

     Section 4.02. FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS.

          (a) Excepting at such times as an Insurer Default shall exist and be continuing, none of the Servicer, the Trustee, the Collateral Agent, the Trust Collateral

     Agent, the Backup Servicer, the Seller or the Custodian shall grant any waiver of rights under any of the Transaction Documents to which any of them is a party without the prior written consent of the Insurer (which consent shall not be unreasonably withheld with respect to amendments or modifications which only affect the Trustee, the Trust Collateral Agent, the Collateral Agent and/or the Backup Servicer), and any such waiver without the prior written consent of the Insurer shall be null and void and of no force or effect.

          (b) To the extent permitted by law, the Servicer, the Seller, the Issuer or the Custodian agree that they will, upon the reasonable request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered within 10 days of such request, such amendments hereto and such further instruments and take such further action as may be required in the Insurer's reasonable judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement or the other Transaction Documents.

     Section 4.03. OBLIGATIONS ABSOLUTE.

          (a) The obligations of AmeriCredit, the Servicer, the Seller, the Issuer or the Custodian hereunder shall be absolute and unconditional and shall be paid or performed strictly in accordance with this Insurance Agreement under all circumstances irrespective of:

               (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to any of the Transaction Documents, the Obligations or the Policies;

               (ii) any exchange or release of any other obligations hereunder;

               (iii) the existence of any claim, setoff, defense, reduction, abatement or other right that AmeriCredit, the Servicer, the Trustee, the Collateral Agent, the Trust Collateral Agent, the Backup Servicer, the Seller, the Issuer, the Custodian or the Owner Trustee may have at any time against the Insurer or any other Person;

               (iv) any document presented in connection with the Policies proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (v) any payment by the Insurer under the Policies against presentation of a certificate or other document that does not strictly comply with terms of the Policies;

               (vi) any failure of AmeriCredit, the Servicer, the Trustee, the Collateral Agent, the Trust Collateral Agent, the Backup Servicer, the Seller, the Issuer, or the Custodian to receive the proceeds from the sale of the Obligations;

               (vii) any breach by AmeriCredit, the Servicer, the Trustee, the Collateral Agent, the Trust Collateral Agent, the Backup Servicer, the Seller, the Issuer, the Custodian or the Owner Trustee of any representation, warranty or covenant contained in any of the Transaction Documents;

               (viii) any other circumstances, other than payment in full, which might otherwise constitute a defense available to, or discharge of AmeriCredit, the Servicer, the Trustee, the Collateral Agent, the Trust Collateral Agent, the Backup Servicer, the Seller, the Issuer, the Custodian or the Owner Trustee in respect of any Transaction Document;

               (ix) the bankruptcy or insolvency of the Insurer or any other party;

               (x) any default or alleged default of the Insurer under the Policies; or

               (xi) the inaccuracy or alleged inaccuracy of any payment upon which a claim under the Policies is based.

          (b) AmeriCredit, the Servicer, the Seller, the Issuer and the Custodian and any and all others who are now or may become liable for all or part of the obligations of AmeriCredit, the Servicer, the Seller, the Issuer, the Custodian under this Insurance Agreement agree to be bound by this Insurance Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest;
     (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder, except as required by the Transaction Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or any defense other than payment, or any right of setoff or recoupment arising out of any breach under any of the Transaction Documents by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Servicer, the Trustee, the Collateral Agent, the Trust Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian; (v) agree that its liabilities hereunder shall, except as otherwise expressly provided in this Section 4.03, be unconditional and without regard to any setoff, counterclaim or the liability of any other Person for the payment hereof; (vi) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vii) consent to any and all extensions of time that may be granted by the Insurer with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (viii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

          (c) Nothing herein shall be construed as prohibiting the Servicer, the Trustee, the Collateral Agent, the Trust Collateral Agent, the Backup Servicer, the Seller, the Issuer and the Custodian from pursuing any rights or remedies it may have against any other Person in a separate legal proceeding.

     Section 4.04. ASSIGNMENTS; REINSURANCE; THIRD-PARTY RIGHTS.

          (a) This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of AmeriCredit, the Servicer, the Trustee, the Collateral Agent, the Trust Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian may assign its rights under this Insurance Agreement, or delegate any of its duties hereunder, without the prior written consent of the Insurer, except to a successor or assign that is permitted by the Indenture or in the case of AmeriCredit as Servicer to AmeriCredit Financial Services of Canada Ltd. as permitted in Section 8.6 of the Sale and Servicing Agreement. Any assignment made in violation of this Insurance Agreement shall be null and void.

          (b) The Insurer shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policies upon such terms and conditions as the Insurer may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve the Insurer of any of its obligations hereunder or under the Policies.

          (c) In addition, the Insurer shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of the Insurer in connection therewith any rights of the Insurer under the Transaction Documents or with respect to any real or personal property or other interests pledged to the Insurer, or in which the Insurer has a security interest, in connection with the Transaction.

          (d) Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Owner, other than the Insurer against AmeriCredit, the Servicer, the Trustee, the Collateral Agent, the Trust Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Trustee nor any Owner shall have any right to payment from any Premiums paid or payable hereunder or under the Sale and Servicing Agreement or from any other amounts paid by AmeriCredit, the Servicer, the Trustee, the Collateral Agent, the Trust Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian pursuant to Section 3.02, 3.03 or 3.04 hereof.

          (e) The Servicer, the Trustee, the Collateral Agent, the Trust Collateral Agent, the Backup Servicer, the Seller, the Issuer and the Custodian agree that the Insurer shall have all rights of a third-party beneficiary in respect of the Indenture and each other

     Transaction Document to which it is not a signing party and hereby incorporate and restate their representations, warranties and covenants as set forth therein for the benefit of the Insurer.

     Section 4.05. LIABILITY OF THE INSURER. Neither the Insurer nor any of its officers, directors or employees shall be liable or responsible for (a) the use that may be made of the Policies by the Trustee or the Trust Collateral Agent or a Swap Provider or for any acts or omissions of the Trustee or the Trust Collateral Agent or a Swap Provider in connection therewith, (b) the validity, sufficiency, accuracy or genuineness of documents delivered to the Insurer in connection with any claim under the Policies, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless the Insurer shall have actual knowledge thereof) or (c) any acts or omissions to act of AmeriCredit, the Seller, the Servicer, the Issuer, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Owner Trustee or any other person in connection with the Collateral. In furtherance and not in limitation of the foregoing, the Insurer (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.

     Section 4.06. PARTIES WILL NOT INSTITUTE INSOLVENCY PROCEEDINGS. So long as this Agreement is in effect, and for one year following its termination, none of the parties hereto will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law against the Issuer or the Seller.

     Section 4.07. TRUSTEE, CUSTODIAN, TRUST COLLATERAL AGENT, COLLATERAL AGENT, BACKUP SERVICER, SELLER, ISSUER AND SERVICER TO JOIN IN ENFORCEMENT ACTION. To the extent necessary to enforce any right of the Insurer in or remedy of the Insurer under any Receivable, the Trust Collateral Agent, the Collateral Agent, the Trustee, Custodian, Backup Servicer, Issuer, Seller and Servicer agree to join in any action initiated by the Trust or the Insurer for the protection of such right or exercise of such remedy.

     Section 4.08. REPLACEMENT SWAP AGREEMENT. In the event that a Swap Agreement is terminated prior to its scheduled expiration in accordance with the terms of the Swap Agreement, the Issuer shall at the request of the Insurer enter into a replacement swap agreement (the "Replacement Swap Agreement") in form and substance satisfactory to the Insurer with a replacement Swap Provider acceptable to the Insurer on the same terms as the Swap Agreement executed on the Closing Date mutatis mutandis, or with such amendments to the terms as have been approved by S&P, Moody's and the Insurer.

     Section 4.09. SUBROGATION. To the extent of any payments under the Policies, the Insurer shall be fully subrogated to any remedies against the Custodian, the Seller or the Servicer or in respect of the Receivables available to the Trustee or the Trust Collateral Agent or a Swap Provider under the Swap Agreement, the Indenture and Sale and Servicing Agreement. The Trustee and the Trust Collateral Agent acknowledge such subrogation and, further, agree to execute such instruments prepared by the Insurer and to take such reasonable actions as requested by the Insurer as are necessary to evidence such subrogation and to perfect the rights of the Insurer to receive any moneys paid or payable under the Indenture or Sale and Servicing Agreement.

     Section 4.10. INSURER'S RIGHTS REGARDING ACTIONS, PROCEEDINGS OR INVESTIGATIONS. Until the Obligations have been paid in full, all amounts owed to the Insurer have been paid in full, this Insurance Agreement has terminated and the Policies have been returned to the Insurer for cancellation, the following provisions shall apply, it being expressly understood that none of the following costs shall be borne by the Trustee:

          (a) Notwithstanding anything contained herein or in the other Transaction Documents to the contrary, the Insurer shall have the right to participate in, to direct the enforcement or defense of, and, at the Insurer's sole option, to institute or assume the defense of, any action, proceeding or investigation that could adversely affect the Issuer or the Collateral or the rights or obligations of the Insurer hereunder or under the Policies or the Transaction Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of AmeriCredit, the Seller, the Issuer or any affiliate thereof. Following notice to the Trustee, the Trust Collateral Agent and the Owner Trustee the Insurer shall have the exclusive right to determine, in its sole discretion, the actions necessary to preserve and protect the Collateral. All costs and expenses of the Insurer in connection with such action, proceeding or investigation, including (without limitation) any judgment or settlement entered into affecting the Insurer or the Insurer's interests, shall be included in amounts reimbursable to the Insurer under Section 5.7 of the Sale and Servicing Agreement.

          (b) In connection with any action, proceeding or investigation that could adversely affect the Collateral or the Issuer or the rights or obligations of the Insurer hereunder or under the Policies or the Transaction Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of AmeriCredit, the Seller, the Issuer or any affiliate thereof, the Trustee, the Trust Collateral Agent and the Issuer hereby agree to cooperate with, and to take such action as reasonably directed by, the Insurer, including (without limitation) entering into such agreements and settlements as the Insurer shall direct, in its sole discretion without the consent of the Noteholders. The Trustee's and the Trust's reasonable out-of-pocket costs and expenses (including attorneys' fees and expenses) with respect to any such action shall be reimbursed pursuant to Section 5.7 of the Sale and Servicing Agreement.

          (c) The Issuer, the Trust Collateral Agent and the Trustee hereby agree to provide to the Insurer prompt written notice of any action, proceeding or investigation that names the Issuer, the Owner Trustee, the Trust Collateral Agent or the Trustee on behalf of the Secured Parties as a party or that involves the Issuer or the Collateral or the rights or obligations of the Insurer hereunder or under the Policies or the Transaction Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of AmeriCredit, the Seller, the Issuer or any affiliate thereof of which it has actual knowledge.

          (d) Notwithstanding anything contained herein or in any of the other Transaction Documents to the contrary, none of the Issuer, the Trustee nor the Trust

     Collateral Agent shall, without the Insurer's prior written consent, with such consent not to be unreasonably withheld, or unless directed by the Insurer, undertake or join any litigation or agree to any settlement of any action, proceeding or investigation affecting the Collateral or the Issuer or the rights or obligations of the Insurer hereunder or under the Policies or the Transaction Documents.

          (e) The Trustee agrees that the Insurer shall have such rights as set forth in this Section, which are in addition to any rights of the Insurer pursuant to the other provisions of the Transaction Documents, that the rights set forth in this Section may be exercised by the Insurer, in its sole discretion, without the need for the consent or approval of the Issuer, the Trust Collateral Agent, or the Trustee, notwithstanding any other provision contained herein or in any of the other Transaction Documents, and that nothing contained in this Section shall be deemed to be an obligation of the Insurer to exercise any of the rights provided for herein.

                                    ARTICLE V

                               DEFAULTS; REMEDIES

     Section 5.01. DEFAULTS. The occurrence of any of the following events shall constitute an Insurance Agreement Event of Default hereunder:

          (a) any representation or warranty made by the Issuer, AmeriCredit, the Servicer, the Trust Collateral Agent, the Collateral Agent, the Trustee, the Backup Servicer, the Seller, or the Custodian hereunder or under the Transaction Documents, or in any certificate furnished hereunder or under the Transaction Documents, shall prove to be untrue or incomplete in any material respect and such untrue representation or warranty is not cured within any applicable grace period contained in the applicable Transaction Document;

          (b) (i) AmeriCredit, the Servicer, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian shall fail to pay when due any amount payable by AmeriCredit, the Servicer, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Seller or the Custodian hereunder or under any Transaction Document and such failure continues for the length of any cure period contained in the related Transaction Document, (ii) AmeriCredit, the Servicer, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Seller the Issuer, the Custodian or the Owner Trustee shall have asserted that any of the Transaction Documents to which it is a party is not valid and binding on the parties thereto, or (iii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule that any Transaction Document is not valid and binding on the Servicer, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian;

          (c) the occurrence and continuance of a "Event of Default" under the Indenture (as defined therein);

          (d) any failure on the part of the Servicer, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian contained in this Insurance Agreement or in any other Transaction Document which continues unremedied for a period of 30 days with respect to this Insurance Agreement, or, with respect to any other Transaction Document, beyond any cure period provided for therein, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer, the Backup Servicer, the Seller, the Issuer or the Custodian as applicable, by the Insurer (with a copy to the Trustee) or by the Trustee, the Trust Collateral Agent, or the Collateral Agent (with a copy to the Insurer);

          (e) decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days;

          (f) the Servicer, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian or of or relating to all or substantially all of the property of either;

          (g) the Servicer, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (h) the occurrence and continuance of an "Servicer Termination Event" under the Sale and Servicing Agreement (as defined therein);

          (i) the failure of the Seller, the Issuer or AmeriCredit to comply with, or maintain the accuracy of, the Opinion Facts and Assumptions;

          (j) the occurrence of a Level 2 Trigger Event (as defined in the Spread Account Agreement);

          (k) AmeriCredit assigns any of its rights or obligations under any of the Transaction Documents without the prior written consent of the Insurer;

          (l) the Tangible Net Worth of AmeriCredit Corp. shall be less than the sum of (a) $1,550,000,000 plus (b) 75% of the cumulative positive net income (without deduction for negative net income) of AmeriCredit Corp. for each fiscal quarter having been completed since June 30, 2006, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by AmeriCredit Corp. with the Commission plus (c) 75% of the net proceeds of any equity issued by AmeriCredit Corp. since June 30, 2006 (excluding any equity being issued pursuant to equity incentive plans for employees and board members) minus (d) the lesser of (i) $200,000,000 and (ii) the purchase price of all common stock of AmeriCredit Corp. repurchased after September 30, 2006;

          (m) The average of the Monthly Extension Rates calculated with respect to three consecutive calendar month exceeds 4% and the Servicer fails to purchase Receivables within 30 days in accordance with Section 4.2(c) of the Sale and Servicing Agreement;

          (n) the Insurer makes a payment under either of the Policies;

          (o) the Trust Collateral Agent ceases to have a first priority perfected security interest in the Collateral under the Indenture; or

          (p) Any Event of Default or Termination Event (as defined in the Swap Agreement) relating to the Swap Provider occurs under a Swap Agreement, and a Replacement Swap Agreement acceptable to the Insurer is not entered into within 40 days of the Early Termination Date (as defined in the Swap Agreement) provided, however, that, the occurrence of the Insurance Agreement Event of Default specified in this clause (p) shall not result in a Servicer Termination Event under Section 9.1(g) of the Sale and Servicing Agreement.

     Section 5.02. REMEDIES; NO REMEDY EXCLUSIVE.

          (a) Upon the occurrence of an Insurance Agreement Event of Default, the Insurer may exercise any one or more of the rights and remedies set forth below:

               (i) exercise any rights and remedies under the Transaction Documents in accordance with the terms of the Transaction Documents or direct the Trustee or the Trust Collateral Agent to exercise such remedies in accordance with the terms of the Transaction Documents; or

               (ii) take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts then due under the Transaction Documents or to enforce performance and observance of any obligation, agreement or covenant of the Servicer, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian under the Transaction Documents.

          (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or omission to exercise any right or power accruing under the Transaction Documents upon the happening of any event set forth in
     Section 5.01 hereof shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Insurer to exercise any remedy reserved to the Insurer in this Article, it shall not be necessary to give any notice other than such notice as may be required in this Article V.

          (c) If any proceeding has been commenced to enforce any right or remedy under this Insurance Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Insurer, then and in every such case the parties hereto shall, subject to any determination in such proceeding, be restored to their respective former positions hereunder, and, thereafter, all rights and remedies of the Insurer shall continue as though no such proceeding had been instituted.

     Section 5.03. WAIVERS.

          (a) No failure by the Insurer to exercise, and no delay by the Insurer in exercising, any right hereunder shall operate as a waiver thereof. The exercise by the Insurer of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to the Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

          (b) The Insurer shall have the right, to be exercised in its complete discretion, to waive any Insurance Agreement Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Insurer and delivered to the Servicer, the Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Seller, the Issuer or the Custodian. Any such waiver may only be effected in writing duly executed by the Insurer, and no other course of conduct shall constitute a waiver of any provision hereof. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Insurance Agreement Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                                   ARTICLE VI

                                  MISCELLANEOUS

     Section 6.01. AMENDMENTS, ETC. This Insurance Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. The Servicer agrees to promptly provide a copy of any amendment to this Insurance Agreement to the Collateral Agent, S&P and Moody's. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

     Section 6.02. NOTICES. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

          (a)  To the Insurer:

               XL Capital Assurance Inc.
               1221 Avenue of the Americas
               New York, New York 10020-1001
               Re: Policy Nos. CA03541A/CA03541B
               Attention: Surveillance
               Telephone: (212) 478-3400
               Facsimile: (212) 478-3597
               E-mail: XLCA Surveillance@xlgroup.com
               (in each case in which notice or other communication to XL Capital refers to an Insurance Agreement Event of Default, a claim on the Policies or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and Surveillance and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

          (b)  To the Seller:

               AFS SenSub Corp.
               2265B Renaissance Drive
               Suite 17
               Las Vegas, NV 89119

          (c)  To the Servicer and the Custodian:

               AmeriCredit Financial Services, Inc.
               801 Cherry Street
               Suite 3900
               Fort Worth, Texas 76102
               Attention: CFO
               Facsimile: (817) 302-7915
               Confirmation: (817) 302-7082

          (d) To the Collateral Agent, Trust Collateral Agent, the Trustee and the Backup Servicer:

               Wells Fargo Bank, National Association
               Sixth Street and Marquette Avenue
               MAC N9311-161

               Minneapolis, Minnesota 55479
               Attention: Corporate Trust Office
               Facsimile: (612) 667-3464

          (e)  To the Issuer:

               AmeriCredit Automobile Receivables Trust 2007-A-X
               c/o Wilmington Trust Company
               1100 North Market Street
               Wilmington Delaware 19890-001
               Attention: Corporate Trust Administration

               With a copy to the Servicer at the address set forth above.

     A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

     Section 6.03. SEVERABILITY. In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

     Section 6.04. GOVERNING LAW. THIS INSURANCE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW PROVISIONS.

     Section 6.05. CONSENT TO JURISDICTION.

          (a) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and to or in connection with any of the Transaction Documents or the transactions contemplated thereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

          (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

          (c) Except as provided in Section 4.06 herein, nothing contained in this Insurance Agreement shall limit or affect the Insurer's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against any party hereto or its or their property in the courts of any jurisdiction.

     Section 6.06. CONSENT OF THE INSURER. In the event that the consent of the Insurer is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by the Insurer in its sole discretion without any implied duty towards any other Person.

     Section 6.07. COUNTERPARTS. This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

     Section 6.08. HEADINGS. The headings of Articles and Sections and the Table of Contents contained in this Insurance Agreement are provided for convenience only. They form no part of this Insurance Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to Articles and Sections in this Insurance Agreement refer to the corresponding Articles and Sections of this Insurance Agreement.

     Section 6.09. TRIAL BY JURY WAIVED. Each party hereto hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the Transaction Documents or any of the transactions contemplated thereunder. Each party hereto (a) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and
(b) acknowledges that it has been induced to enter into the Transaction Documents to which it is a party by, among other things, this waiver.

     Section 6.10. LIMITED LIABILITY. No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate, trustee or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Obligations or the Policies, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement.

     Section 6.11. ENTIRE AGREEMENT. The Transaction Documents and the Policies set forth the entire agreement between the parties with respect to the subject matter thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

     Section 6.12. NO PARTNERSHIP. Nothing in this Insurance Agreement or any other agreement entered into in connection with the Transaction shall be deemed to constitute the Insurer a partner, co-venturer or joint owner of property with any other entity.

         [Remainder of page intentionally blank; signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Insurance Agreement, all as of the day and year first above mentioned.

                                        XL CAPITAL ASSURANCE INC.


                                        By: /s/ Catherine R. Lau
                                            ------------------------------------
                                        Title: Senior Managing Director


                                        AMERICREDIT FINANCIAL SERVICES, INC.,
                                        Individually, as Custodian and as
                                        Servicer


                                        By: /s/ Susan B. Sheffield
                                            ------------------------------------
                                        Title: Senior Vice-President,
                                               Structured Finance


                                        AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
                                        2007-A-X, as Issuer

                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Owner Trustee


                                        By: /s/ Michele C. Harra
                                            ------------------------------------
                                        Title: Financial Services Officer


                                        AFS SENSUB CORP., as Seller


                                        By: /s/ Sheli D. Fitzgerald
                                            ------------------------------------
                                        Title: Vice-President, Structured
                                               Finance

AmeriCredit Automobile Receivables Trust 2007-A-X
Insurance Agreement Signature Page

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Trustee, as Trust Collateral Agent,
                                        as Collateral Agent and as Backup
                                        Servicer


                                        By: /s/ Marianna C. Stershic
                                            ------------------------------------
                                        Title: Vice President

AmeriCredit Automobile Receivables Trust 2007-A-X
Insurance Agreement Signature Page